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Shareholder List Analysis and Share Reclassification Options for:

CB Financial Corporation

Holding Company for:

Cornerstone Bank

Community Built



May 11, 2007

William J Wagner
Managing Director

Charles L Stubbs
Vice President

4000 WestChase Boulevard, Suite 110
Raleigh, NC 27607
Office: (919) 424-0100
Fax: (919) 424-0110
www.howebarnes.com

HOWE BARNES HOEFER & ARNETT

Table of Contents

HOWE BARNES HOEFER & ARNETT

Overview of Cornerstone Shareholder List

	Stratification of Ownership			Cumulative
Shares Held	Share-holders	At or Above	Shares	At or Above
Street Name				
NOBO			196,918	
OBO			47,564	
Total Street Name	30		244,482	
Registered				
10,001 +	5	35	80,854	325,336
10,000 - 5,001	13	48	79,559	404,895
5,000 - 3,001	21	69	76,422	481,317
3,000 - 2,001	31	100	74,308	555,625
2,000 - 1,501	17	117	30,344	585,969
1,500 - 1,336	11	128	15,671	601,640
1,335 - 1,335	54	182	72,090	673,730
1,334 - 1,201	39	221	48,199	721,929
1,200 - 1,101	5	226	5,672	727,601
1,100 - 1,001	9	235	9,335	736,936
1,000 - 801	21	256	18,938	755,874
800 - 667	23	279	17,411	773,285
666 - 666	135	414	89,910	863,195
665 - 551	58	472	35,124	898,319
550 - 501	27	499	14,153	912,472
500 - 401	16	515	7,435	919,907
400 - 351	54	569	20,742	940,649
350 - 267	39	608	12,347	952,996
266 - 266	72	680	19,152	972,148
265 - 255	5	685	1,320	973,468
254 - 254	26	711	6,604	980,072
253 - 243	7	718	1,756	981,828
242 - 242	53	771	12,826	994,654
241 - 201	20	791	4,461	999,115
200 - 133	57	848	10,025	1,009,140
132 - 132	278	1,126	36,696	1,045,836
131 - 121	11	1,137	1,374	1,047,210
120 - 120	144	1,281	17,280	1,064,490
119 - 100	26	1,307	2,792	1,067,282
99 - 0	82	1,389	2,887	1,070,169
Total Registered	1,359		825,687	
Grand Total	1,389		1,070,169	

279 Shareholders

1,110 Shareholders

Comments

- Cornerstone has 1,389 shareholders including an estimate of 30 brokerages
  - Cornerstone has large blocks of shareholders owning 1,335, 666, 266, 242, 132 and 120 shares
- Cornerstone must reduce the number of common shareholders below 300
  - The cut-off seems to be shareholders owning less than 667 shares
  - 279 shareholders own 667 shares or more
- A newly created class of preferred may not have more than 500 shareholders
  - Cornerstone has 1,110 shareholders owning less than 667 shares
  - Cornerstone has the option of creating 2 classes of preferred
    - A reverse stock split will be necessary
    - It is important to have a cushion built-in to each class to prevent exceeding 500 shareholders

HOWE BARNES HOEFER & ARNETT

Option 1:

Create 1 Class of Preferred \ Reverse Stock Split in Preferred Class

Option 1 – Create 1 Class of Preferred \ Reverse Stock Split in Preferred Class

	Stratification of Ownership			Cumulative
Shares Held	Share-holders	At or Above	Shares	At or Above
Street Name				
NOBO			196,918	
OBO			47,564	
Total Street Name	30		244,452	
Registered	↓		↓	
10,001 +	5 →	35	80,854 →	325,336
10,000 - 5,001	13	48	79,559	404,895
5,000 - 3,001	21	69	76,422	481,317
3,000 - 2,001	31	100	74,308	555,625
2,000 - 1,501	17	117	30,344	585,969
1,500 - 1,336	11	128	15,671	601,640
1,335 - 1,335	54	182	72,090	673,730
1,334 - 1,201	39	221	48,199	721,929
1,200 - 1,101	5	226	5,672	727,601
1,100 - 1,001	9	235	9,335	736,936
1,000 - 801	21	256	18,938	755,874
800 - 667	23	279	17,411	773,285
666 - 666	**135**	**414**	**89,910**	**863,195**
665 - 551	**58**	**472**	**35,124**	**898,319**
550 - 501	**27**	**499**	**14,153**	**912,472**
500 - 401	**16**	**515**	**7,435**	**919,907**
400 - 351	**54**	**569**	**20,742**	**940,649**
350 - 267	**39**	**608**	**12,347**	**952,996**
266 - 266	**72**	**680**	**19,152**	**972,148**
265 - 255	**5**	**685**	**1,320**	**973,468**
254 - 254	**26**	**711**	**6,604**	**980,072**
253 - 243	7	718	1,756	981,828
242 - 242	53	771	12,826	994,654
241 - 201	20	791	4,461	999,115
200 - 133	57	848	10,025	1,009,140
132 - 132	278	1,126	36,696	1,045,836
131 - 121	11	1,137	1,374	1,047,210
120 - 120	144	1,281	17,280	1,064,490
119 - 100	26	1,307	2,792	1,067,282
99 - 0	82	1,389	2,887	1,070,169
Total Registered	1,359		825,687	
Grand Total	**1,389**		**1,070,169**	

Common: 279 shareholders holding 773,285 shares

Series A Preferred: 1:254 Reverse Stock Split

Series A Preferred: 432 shareholders holding 206,787 shares

Eliminate 678 shareholders holding 90,097 shares

Option 1 – Create 1 Class of Preferred \ Reverse Stock Split in Preferred Class

	Total	Reverse Stock Split at: 1:254 Preferred A Only
Shareholders		
Cashed Out		678
Common Remaining		279
Class A Preferred Remaining		432
Shares Cashed Out		
Registered		
Shareholders Below Threshold		90,097
Fractional Shares		41,179
Total Registered	825,687	131,276
NOBO		
Shareholders Below Threshold		6,250
Fractional Shares		4,133
Total NOBO	196,918	10,383
OBO		
Total OBO	47,564	2,508
Total	1,070,169	144,167
Estimated Cost ($000's)		
$16.00		$2,307
$17.00		$2,451
$18.00		$2,595
$19.00		$2,739
$20.00		$2,883

13.5%

HOWE BARNES HOEFER & ARNETT

Option 2:

Create 2 Classes of Preferred \ Reverse Stock Split in All Classes

HOWE BARNES HOEFER & ARNETT

Option 2 – Create 2 Classes of Preferred \ Reverse Stock Split in All Classes

	Stratification of Ownership			Cumulative	
Shares Held	Share-holders	At or Above	Shares	At or Above	All Classes: 1:121 Reverse Stock Split
Street Name					
NOBO			196,918		
OBO			47,564		
Total Street Name	30		244,482		
Registered					
10,001 +	5	35	80,854	325,336	
10,000 - 5,001	13	48	79,559	404,895	
5,000 - 3,001	21	69	76,422	481,317	
3,000 - 2,001	31	100	74,308	555,625	Common: 279 shareholders holding 773,285 shares
2,000 - 1,501	17	117	30,344	585,969	
1,500 - 1,336	11	128	15,671	601,640	
1,335 - 1,335	54	182	72,090	673,730	
1,334 - 1,201	39	221	48,199	721,929	
1,200 - 1,101	5	226	5,672	727,601	
1,100 - 1,001	9	235	9,335	736,936	
1,000 - 801	21	256	18,938	755,874	
800 - 667	23	279	17,411	773,285	
666 - 666	135	414	89,910	863,195	
665 - 551	58	472	35,124	898,319	
550 - 501	27	499	14,153	912,472	
500 - 401	16	515	7,436	919,907	
400 - 351	54	569	20,742	940,649	Series A Preferred: 432 shareholders holding 206,787 shares
350 - 267	39	608	12,347	952,996	
266 - 266	72	680	19,152	972,148	
265 - 255	5	685	1,320	973,468	
254 - 254	26	711	6,604	980,072	
253 - 243	7	718	1,756	981,828	
242 - 242	53	771	12,826	994,654	
241 - 201	20	791	4,461	999,115	Series B Preferred: 426 shareholders holding 67,138 shares
200 - 133	57	848	10,025	1,009,140	
132 - 132	278	1,126	36,696	1,045,836	
131 - 121	11	1,137	1,374	1,047,210	
120 - 120	144	1,281	17,280	1,064,490	
119 - 100	26	1,307	2,792	1,067,282	Eliminate 252 shareholders holding 22,959 shares
99 - 0	82	1,389	2,887	1,070,169	
Total Registered	1,359		825,687		
Grand Total	1,389		1,070,169		

HOWE BARNES HOEFER & ARNETT

Option 2 – Create 2 Classes of Preferred \ Reverse Stock Split in All Classes

	Total	Reverse Stock Split at: 1:121 (All Classes)
Registered Shareholders		
Cashed Out		252
Common Remaining		279
Class A Preferred Remaining		432
Class B Preferred Remaining		426
Shares Cashed Out		
Registered		
Shareholders Below Threshold		22,959
Fractional Shares		35,951
Total Registered	825,687	58,910
NOBO		
Shareholders Below Threshold		1,301
Fractional Shares		5,285
Total NOBO	196,918	6,585
OBO		
Total OBO	47,564	1,591
Total	1,070,169	67,086
Estimated Cost ($000's)		
$16.00		$1,073
$17.00		$1,140
$18.00		$1,208
$19.00		$1,275
$20.00		$1,342

HOWE BARNES HOEFER & ARNETT

Option 3:

**Create 2 Classes of Preferred \
1:121 Reverse Stock Split in Class B**

HOWE BARNES HOEFER & ARNETT

Option 3 – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Stratification of Ownership			Cumulative
Shares Held	Share-holders	At or Above	Shares	At or Above
Street Name				
NOBO			196,918	
OBO			47,564	
Total Street Name	30		244,482	
Registered				
10,001 +	5	35	80,854	325,336
10,000 - 5,001	13	48	79,559	404,895
5,000 - 3,001	21	69	76,422	481,317
3,000 - 2,001	31	100	74,308	555,625
2,000 - 1,501	17	117	30,344	585,969
1,500 - 1,336	11	128	15,671	601,640
1,335 - 1,335	54	182	72,090	673,730
1,334 - 1,201	39	221	48,199	721,929
1,200 - 1,101	5	226	5,672	727,601
1,100 - 1,001	9	235	9,335	736,936
1,000 - 801	21	256	18,938	755,874
800 - 667	23	279	17,411	773,285
666 - 666	135	414	89,910	863,195
665 - 551	58	472	35,124	898,319
550 - 501	27	499	14,153	912,472
500 - 401	16	515	7,435	919,907
400 - 351	54	569	20,742	940,649
350 - 267	39	608	12,347	952,996
266 - 266	72	680	19,152	972,148
265 - 255	5	685	1,320	973,468
254 - 254	26	711	6,604	980,072
253 - 243	7	718	1,756	981,828
242 - 242	53	771	12,826	994,654
241 - 201	20	791	4,461	999,115
200 - 133	57	848	10,025	1,009,140
132 - 132	278	1,126	36,696	1,045,836
131 - 121	11	1,137	1,374	1,047,210
120 - 120	144	1,281	17,280	1,064,490
119 - 100	26	1,307	2,792	1,067,282
99 - 0	82	1,389	2,887	1,070,169
Total Registered	1,359		825,687	
Grand Total	1,389		1,070,169	

Common: 279 shareholders holding 773,285 shares

Series A Preferred: 432 shareholders holding 206,787 shares

Series B Preferred: 1:121 Reverse Stock Split

Series B Preferred: 426 shareholders holding 67,138 shares

Eliminate 252 shareholders holding 22,959 shares

HOWE BARNES HOEFER & ARNETT

Option 3 – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Total	Reverse Stock Split at: 1:121 (Class B Only)	
Registered Shareholders			
Cashed Out		252	
Common Remaining		279	
Class A Preferred Remaining		432	
Class B Preferred Remaining		426	
Shares Cashed Out			
Registered			
Shareholders Below Threshold		22,959	
Fractional Shares		8,332	
Total Registered	825,687	31,291	
NOBO			
Shareholders Below Threshold		1,301	
Fractional Shares		835	
Total NOBO	196,918	2,136	
OBO			
Total OBO	47,564	516	
Total	1,070,169	33,942	3.2%
Estimated Cost ($000's)			
$16.00		$543	
$17.00		$577	
$18.00		$611	
$19.00		$645	
$20.00		$679	

HOWE BARNES HOEFER & ARNETT

Option 4:

Create 2 Classes of Preferred \ 1:132 Reverse Stock Split in Class B

HOWE BARNES HOEFER & ARNETT

Option 4 – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Stratification of Ownership			Cumulative
Shares Held	Share-holders	At or Above	Shares	At or Above
Street Name				
NOBO			196,918	
OBO			47,564	
Total Street Name	30		244,482	
Registered				
10,001 +	5	35	80,854	325,336
10,000 - 5,001	13	48	79,559	404,895
5,000 - 3,001	21	69	76,422	481,317
3,000 - 2,001	31	100	74,308	555,625
2,000 - 1,501	17	117	30,344	585,969
1,500 - 1,336	11	128	15,671	601,640
1,335 - 1,335	54	182	72,090	673,730
1,334 - 1,201	39	221	48,199	721,929
1,200 - 1,101	5	226	5,672	727,601
1,100 - 1,001	9	235	9,335	736,936
1,000 - 801	21	256	18,938	755,874
800 - 667	23	279	17,411	773,285
666 - 666	135	414	89,910	863,195
665 - 551	58	472	35,124	898,319
550 - 501	27	499	14,153	912,472
500 - 401	16	515	7,435	919,907
400 - 351	54	569	20,742	940,649
350 - 267	39	608	12,347	952,996
266 - 266	72	680	19,152	972,148
265 - 255	5	685	1,320	973,468
254 - 254	26	711	6,604	980,072
253 - 243	7	718	1,756	981,828
242 - 242	53	771	12,826	994,654
241 - 201	20	791	4,461	999,115
200 - 133	57	848	10,025	1,009,140
132 - 132	278	1,126	36,696	1,045,836
131 - 121	11	1,137	1,374	1,047,210
120 - 120	144	1,281	17,280	1,064,490
119 - 100	26	1,307	2,792	1,067,282
99 - 0	82	1,389	2,887	1,070,169
Total Registered	1,359		825,687	
Grand Total	1,389		1,070,169	

Common: 279 shareholders holding 773,285 shares

Series A Preferred: 432 shareholders holding 206,787 shares

Series B Preferred: 1:132 Reverse Stock Split

Series B Preferred: 415 shareholders holding 65,764 shares

Eliminate 263 shareholders holding 24,333 shares

HOWE BARNES HOEFER & ARNETT

Option 4 – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Total	Reverse Stock Split at: 1:132 (Class B Only)	
Registered Shareholders			
Cashed Out		263	
Common Remaining		279	
Class A Preferred Remaining		432	
Class B Preferred Remaining		415	
Shares Cashed Out			
Registered			
Shareholders Below Threshold		24,333	
Fractional Shares		10,984	
Total Registered	825,687	35,317	
NOBO			
Shareholders Below Threshold		2,046	
Fractional Shares		1,169	
Total NOBO	196,918	3,215	
OBO			
Total OBO	47,564	776	
Total	1,070,169	39,308	3.7%
Estimated Cost ($000's)			
$16.00		$629	
$17.00		$668	
$18.00		$708	
$19.00		$747	
$20.00		$786	

HOWE BARNES HOEFER & ARNETT

Option 5:

Create 2 Classes of Preferred \
1:133 Reverse Stock Split in Class B

HOWE BARNES HOEFER & ARNETT

Option 5 – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Stratification of Ownership			Cumulative
Shares Held	Share-holders	At or Above	Shares	At or Above
Street Name				
NOBO			196,918	
OBO			47,564	
Total Street Name	30		244,482	
Registered				
10,001 +	5	35	80,854	325,336
10,000 - 5,001	13	48	79,559	404,895
5,000 - 3,001	21	69	76,422	481,317
3,000 - 2,001	31	100	74,308	555,625
2,000 - 1,501	17	117	30,344	585,969
1,500 - 1,336	11	128	15,671	601,640
1,335 - 1,335	54	182	72,090	673,730
1,334 - 1,201	39	221	48,199	721,929
1,200 - 1,101	5	226	5,672	727,601
1,100 - 1,001	9	235	9,335	736,936
1,000 - 801	21	256	18,938	755,874
800 - 667	23	279	17,411	773,285
666 - 666	135	414	89,910	863,195
665 - 551	58	472	35,124	898,319
550 - 501	27	499	14,163	912,472
500 - 401	16	515	7,435	919,907
400 - 351	54	569	20,742	940,649
350 - 267	39	608	12,347	952,996
266 - 266	72	680	19,152	972,148
265 - 255	5	685	1,320	973,468
254 - 254	26	711	6,604	980,072
253 - 243	7	718	1,756	981,828
242 - 242	53	771	12,826	994,654
241 - 201	20	791	4,461	999,115
200 - 133	57	848	10,025	1,009,140
132 - 132	278	1,126	36,696	1,045,836
131 - 121	11	1,137	1,374	1,047,210
120 - 120	144	1,281	17,280	1,064,490
119 - 100	26	1,307	2,792	1,067,282
99 - 0	82	1,389	2,887	1,070,169
Total Registered	1,359		825,687	
Grand Total	1,389		1,070,169	

Common: 279 shareholders holding 773,285 shares

Series A Preferred: 329 shareholders holding 179,711 shares

Series B Preferred: 1:133 Reverse Stock Split

Series B Preferred: 240 shareholders holding 56,144 shares

Eliminate 541 shareholders holding 61,029 shares

HOWE BARNES HOEFER & ARNETT

Option 5 – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Total	Reverse Stock Split at: 1:133 (Class B Only)	
Registered Shareholders			
Cashed Out		541	
Common Remaining		279	
Class A Preferred Remaining		329	
Class B Preferred Remaining		240	
Shares Cashed Out			
Registered			
Shareholders Below Threshold		61,029	
Fractional Shares		14,648	
Total Registered	825,687	75,677	
NOBO			
Shareholders Below Threshold		3,366	
Fractional Shares		2,009	
Total NOBO	196,918	5,375	
OBO			
Total OBO	47,564	1,298	
Total	1,070,169	82,350	7.7%
Estimated Cost ($000's)			
$16.00		$1,318	
$17.00		$1,400	
$18.00		$1,482	
$19.00		$1,565	
$20.00		$1,647	

Option 6:

Create 2 Classes of Preferred \ 1:242 Reverse Stock Split in Class B

HOWE BARNES HOEFER & ARNETT

Option 6 – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Stratification of Ownership			Cumulative
Shares Held	Share-holders	At or Above	Shares	At or Above
Street Name				
NOBO			196,918	
OBO			47,564	
Total Street Name	30		244,482	
Registered				
10,001 +	5	35	80,854	325,336
10,000 - 5,001	13	48	79,559	404,895
5,000 - 3,001	21	69	76,422	481,317
3,000 - 2,001	31	100	74,308	555,625
2,000 - 1,501	17	117	30,344	585,969
1,500 - 1,336	11	128	15,671	601,640
1,335 - 1,335	54	182	72,090	673,730
1,334 - 1,201	39	221	48,199	721,929
1,200 - 1,101	5	226	5,672	727,601
1,100 - 1,001	9	235	9,335	736,936
1,000 - 801	21	256	18,938	755,874
800 - 667	23	279	17,411	773,285
666 - 666	135	414	89,910	863,195
665 - 551	58	472	35,124	898,319
550 - 501	27	499	14,153	912,472
500 - 401	16	515	7,435	919,907
400 - 351	54	569	20,742	940,649
350 - 267	39	608	12,347	952,996
266 - 266	72	680	19,152	972,148
265 - 255	5	685	1,320	973,468
254 - 254	26	711	6,604	980,072
253 - 243	7	718	1,756	981,828
242 - 242	53	771	12,826	994,654
241 - 201	20	791	4,461	999,115
200 - 133	57	848	10,025	1,009,140
132 - 132	278	1,126	36,696	1,045,836
131 - 121	11	1,137	1,374	1,047,210
120 - 120	144	1,281	17,280	1,064,490
119 - 100	26	1,307	2,792	1,067,282
99 - 0	82	1,389	2,887	1,070,169
Total Registered	1,359		825,687	
Grand Total	1,389		1,070,169	

Common: 279 shareholders holding 773,285 shares

Series A Preferred: 290 shareholders holding 167,364 shares

Series B Preferred: 1:242 Reverse Stock Split

Series B Preferred: 202 shareholders holding 54,005 shares

Eliminate 618 shareholders holding 75,515 shares

HOWE BARNES HOEFER & ARNETT

Option 6 – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Total	Reverse Stock Split at: 1:242 (Class B Only)	
Registered Shareholders			
Cashed Out		618	
Common Remaining		279	
Class A Preferred Remaining		290	
Class B Preferred Remaining		202	
Shares Cashed Out			
Registered			
Shareholders Below Threshold		75,515	
Fractional Shares		5,121	
Total Registered	825,687	80,636	
NOBO			
Shareholders Below Threshold		4,773	
Fractional Shares		708	
Total NOBO	196,918	5,481	
OBO			
Total OBO	47,564	1,324	
Total	1,070,169	87,441	8.2%
Estimated Cost ($000's)			
$16.00		$1,399	
$17.00		$1,487	
$18.00		$1,574	
$19.00		$1,661	
$20.00		$1,749	

HOWE BARNES HOEFER & ARNETT

Reverse Stock Split
(Summary of Options 3 – 6)

HOWE BARNES
HOEFER & ARNETT

Summary – Create 2 Classes of Preferred \ Reverse Stock Split in Class B

	Total	Reverse Stock Split (Class B Only) at: 1:121		1:132		1:133		1:242	
Registered Shareholders									
Cashed Out		252		263		541		618	
Common Remaining		279		279		279		279	
Class A Preferred Remaining		432		432		329		290	
Class B Preferred Remaining		426		415		240		202	
Shares Cashed Out									
Registered									
Shareholders Below Threshold		22,959		24,333		61,029		75,515	
Fractional Shares		8,332		10,984		14,648		5,121	
Total Registered	825,687	31,291		35,317		75,677		80,636	
NOBO									
Shareholders Below Threshold		1,301		2,046		3,366		4,773	
Fractional Shares		835		1,169		2,009		708	
Total NOBO	196,918	2,136		3,215		5,375		5,481	
OBO									
Total OBO	47,564	516		776		1,298		1,324	
Total	1,070,169	33,942	3.2%	39,308	3.7%	82,350	7.7%	87,441	8.2%
Estimated Cost ($000's)									
$16.00		$543		$629		$1,318		$1,399	
$17.00		$577		$668		$1,400		$1,487	
$18.00		$611		$708		$1,482		$1,574	
$19.00		$645		$747		$1,565		$1,661	
$20.00		$679		$786		$1,647		$1,749	

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Additional information is available upon request. Howe Barnes Hoefer & Arnett, Inc., member NASD/SIPC.

HOWE BARNES HOEFER & ARNETT